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                       FIRST UNUM LIFE INSURANCE COMPANY

                        Group Variable Annuity Contracts
                             VA-1 Separate Account

       Supplement dated July 12, 1999, to the Prospectus dated May 1, 1996

The following information supplements First UNUM's VA-I prospectus and should be read in conjunction with it.

On August 6, 1999 we will close the Growth II Account and replace VP Capital Appreciation with the Fidelity VIP Growth Portfolio. As of this date, you will no longer be able to allocate any contributions to the Growth II Account.

On August 6, 1999 we will close the Socially Responsible Account and replace the Calvert Social Balanced Portfolio with the Fidelity VIP II Asset Manager. As of this date, you will no longer be able to allocate any contributions to the Socially Responsible Account.

On August 6, 1999 we will transfer any account value you have in the Growth II Account to the Growth I Account, which invests in the Fidelity VIP Growth Portfolio; and any account value you have in the Socially Responsible Account to the Asset Manager Account, which invests in the Fidelity VIP II Asset Manager.

For at least 30 days after August 6, 1999, you may transfer all or a portion of your account value we transferred to the Growth I Account or the Asset Manager Account to any other sub-account(s) available under the Contract. During this time we will not exercise our rights to impose fees or restrictions on such transfers.